                                                                    Exhibit 4.1



       NUMBER                                                 SHARES
                                 [USI LOGO]
USI
                            USINTERNETWORKING, INC.

                                                        CUSIP 917311 80 5
                                            SEE REVERSE FOR CERTAIN DEFINITIONS


             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


This Certifies that





is the record holder of


FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK PAR VALUE $.001 PER SHARE OF

USinternetworking, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon the surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


      /s/William T. Price                          /s/Stephen E. McManus
  -----------------------------    SEAL       --------------------------------
       William T. Price                            Stephen E. McManus
   Vice President, General                               President
    Counsel & Secretary

Countersigned and Registered:
AMERICAN STOCK TRANSFER & TRUST COMPANY
                     Transfer Agent
                     and Registrar

By               Authorized Signature

    NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.



                                USINTERNETWORKING, INC.

     The Corporation will, upon request and without charge, furnish any stockholder information as to the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


TEN COM - as tenants in common              UNIF GIFT MIN ACT-__________ Custodian__________
TEN ENT - as tenants by the entireties                         (Cust)               (Minor)
JT TEN  - as joint tenants with right of                     under Uniform Gifts to Minors
          survivorship and not as tenants                     Act  _________________
          in common                                                   (State)


      Additional abbreviations may also be used though not in the above list.

  FOR VALUE RECEIVED, ________________HEREBY SELL, ASSIGN AND TRANSFER UNTO


  PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
-////////////////////////////////////////-
-                                        -
-////////////////////////////////////////-_____________________________________

_______________________________________________________________________________
         (NAME AND ADDRESS OF ASSIGNEE SHOULD BE PRINTED OR TYPEWRITTEN)

_______________________________________________________________________________

_______________________________________________________________________SHARES

OF THE COMMON STOCK REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY

IRREVOCABLY CONSTITUTE AND APPOINT

_____________________________________________________________________ATTORNEY

TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION, WITH

FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED ___________________________________


AFFIX MEDALLION SIGNATURE
GUARANTEE IMPRINT BELOW                 ________________________________________

                                        ________________________________________
                                        ABOVE SIGNATURE(S) TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON THE FACT OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT, OR ANY CHANGE WHATEVER.

                                        THE SIGNATURE(S) MUST BE GUARANTEED BY
                                        AN ELIGIBLE GUARANTOR INSTITUTION SUCH
                                        AS A SECURITIES BROKER/DEALER,
                                        COMMERCIAL BANK, TRUST COMPANY, SAVINGS
                                        ASSOCIATION OR A CREDIT UNION
                                        PARTICIPATING IN A MEDALLION PROGRAM
                                        APPROVED BY THE SECURITIES TRANSFER
                                        ASSOCIATION, INC.